Conformed Copy

SECURITIES AND EXCHANGE
COMMISSION
 Washington, D.C. 20549


FORM T-1
STATEMENT OF ELIGIBILITY
UNDER THE TRUST
INDENTURE ACT OF 1939 OF A
CORPORATION
DESIGNATED TO ACT AS
TRUSTEE

CHECK IF AN APPLICATION TO
DETERMINE
ELIGIBILITY OF A TRUSTEE
PURSUANT TO
SECTION 305(b)(2)

HSBC Bank USA
(Exact name of trustee as specified in its charter)

New York
		13-2774727
(Jurisdiction of
incorporation              	(I.R.S. Employer
or organization if not
a U.S.	        	Identification No.)
national bank)

452 Fifth Avenue,
New York, NY		 10018-2706
(212) 525-5600
			 (Zip Code)
(Address of principal
executive offices)

Warren L. Tischler, Senior Vice President
HSBC Bank USA
452 Fifth Avenue
New York, New York 10018-2706
Tel: (212) 525-1311
(Name, address and telephone number of agent for service)

Orbital Imaging Corporation
 (Exact name of obligor as specified in its charter)

Delaware
		54-1660268
(State or other
jurisdiction			(I.R.S.
Employer
of incorporation or
organization)		Identification No.)

21700 Atlantic
Boulevard
Dulles, Virginia
			20166
(Address of principal
executive offices)	(Zip Code)

Senior Subordinated Notes due 2008
(Title of Indenture Securities)



General

Item 1. General Information..


Furnish the following
information as to the trustee:

(a)  Name and address of each
examining or supervisory
authority to which it is subject.

State of New York
Banking Department.

Federal Deposit
Insurance Corporation, Washington,
D.C.

Board of Governors of
the Federal Reserve System,
Washington, D.C.

(b) Whether it is authorized to
exercise corporate trust powers.

Yes.

Item 2. Affiliations with Obligor.

If the obligor is an
affiliate of the trustee, describe
each such affiliation.

None




Item 16. List of Exhibits

Exhibit
T1A(i)
(1)
Copy of the Organization Certificate of HSBC Bank USA.



T1A(ii)
(1)
Certificate of the State of New York Banking
Department dated December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.



T1A(iii)

Not applicable.



T1A(iv)
(3)
Copy of the existing By-Laws of HSBC Bank USA as amended on April 11, 2002.



T1A(v)

Not applicable.



T1A(vi)
(2)
Consent of HSBC Bank USA required by Section
321(b) of the Trust Indenture Act of 1939.



T1A(vii)

Copy of the latest report of condition of the trustee (June 30, 2003), published pursuant to law or the requirement of its supervisory or examining authority.



T1A(viii)

Not applicable.



T1A(ix)

Not applicable.

(1)	Exhibits previously filed with the
Securities and Exchange Commission
with registration No. 022-22429 and
incorporated herein by reference
thereto.

(2)	Exhibit previously filed with the
Securities and Exchange Commission
with Registration No. 33-53693 and
incorporated herein by reference
thereto.

(3)	 Exhibit previously filed with the
Securities and Exchange Commission
with Registration No. 333-88532 and
incorporated herein by reference
thereto.




SIGNATURE


Pursuant to the requirements of the
Trust Indenture Act of 1939, the
Trustee, HSBC Bank USA, a banking
corporation and trust company
organized under the laws of the State
of New York, has duly caused this
statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New
York on the 4th day of December,
2003.



HSBC BANK USA


By:  /s/ Frank J. Godino
Frank J. Godino
Vice President



Exhibit T1A (vii)

Board of Governors of the Federal Reserve System
OMB Number: 7100-0036
Federal Deposit Insurance Corporation
OMB Number: 3064-0052
Office of the Comptroller of the Currency
OMB Number: 1557-0081

Federal Financial Institutions Examination
Council
Expires March 31, 2005

Please refer to page i,
Table of Contents, for
the required disclosure
of estimated burden.

1
Consolidated Reports of Condition and Income for

A Bank With Domestic and Foreign Offices-FFIEC
031

Report at the close of business June 30, 2003

(19980930)
(RCRI  9999)

This report is required by law; 12 U.S.C. S 324
(State member banks); 12 U.S.C. S 1817 (State nonmember banks); and 12 U.S.C. S 161 (National banks).

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.

I,  Gerald A. Ronning, Executive VP & Controller
Name and Title of Officer Authorized to Sign Report

Of the named bank do hereby declare that these Reports
 of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.

   /s/ Gerald A. Ronning
Signature of Officer Authorized to Sign Report

             8/13/03
Date of Signature

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or
International Banking Facilities.

The Reports of Condition and Income are to be prepared
 in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

  /s/ Youssef Nasr
Director (Trustee)

  /s/ Bernard J. Kennedy
Director (Trustee)

  /s/ Sal H. Alfieri
Director (Trustee)


Submission of Reports

Each Bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data System Corporation (EDS), by modem or computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.


FDIC Certificate Number

0

0

5

8

9

http://WWW.BANKING.US.HSBC.COM
Primary Internet Web Address of Bank (Home Page), if any (TEXT 4087)
(Example:  www.examplebank.com)

For electronic filing assistance, contact EDS Call report Services, 2150 N. Prospect Ave., Milwaukee,
WI 53202, telephone (800) 255-1571

To fulfill the signature and attestation requirement
 for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy f the completed report that the bank places in its files.

HSBC Bank USA
Legal Title of Bank (TEXT 9010)

Buffalo
City (TEXT 9130)

N.Y.      14203
State Abbrev. (TEXT 9200)  ZIP Code (TEXT 9220)

Board of Governors of the Federal  Reserve System,
Federal Deposit Insurance Corporation, Office of the
Comptroller of the Currency



REPORT OF CONDITION





Consolidated domestic subsidiaries


HSBC Bank USA of  Buffalo
Name of Bank      City



in the state of New York, at the close of business
June 30, 2003








ASSETS




Thousands of dollars
Cash and balances due from depository institutions:


 a.  Non-interest-bearing balances currency and coin

 $                  2,284,191
 b.  Interest-bearing balances

1,199,703
   Held-to-maturity securities

                     4,412,298
   Available-for-sale securities

14,168,356
   Federal funds sold and securities purchased under agreements to resell:


a. Federal funds sold in domestic offices

2,010,400
b. Securities purchased under agreements to resell

3,072,447
Loans and lease financing receivables:


   Loans and leases held for sale

 $                  2,622,990
   Loans and leases net of unearned income
 $                40,538,768

   LESS: Allowance for loan and lease losses
475,654

   Loans and lease, net of unearned income, allowance, and reserve

 $                40,063,114
   Trading assets

12,413,352
   Premises and fixed assets

                        679,609
Other real estate owned

                          11,049
Investments in unconsolidated subsidiaries

                        248,986
Customers' liability to this bank on acceptances outstanding

                         90,957
Intangible assets: Goodwill

                     2,211,273
Intangible assets: Other intangible assets

                        421,771
Other assets

                     4,490,484
Total assets

                   90,400,980






LIABILITIES





Deposits:


   In domestic offices

                   41,418,151
   Non-interest-bearing
                     5,805,222

   Interest-bearing
                   35,612,929

In foreign offices

                   19,669,485
   Non-interest-bearing
                       433,537

   Interest-bearing
                   19,235,948




Federal funds purchased and securities sold under agreements to repurchase:


 a. Federal funds purchased in domestic offices

                     1,556,943
 b. Securities sold under agreements to repurchase

                        238,776



Trading Liabilities

                     7,225,972
Other borrowed money

                     4,682,056
Bank's liability on acceptances

                          90,957
Subordinated notes and debentures

                     1,549,160
Other liabilities

                     6,383,123
Total liabilities

                   82,814,623
Minority Interests in consolidated Subsidiaries

                               521
EQUITY CAPITAL





Perpetual preferred stock and related surplus

                                  -
Common Stock

                        205,000
Surplus

                     6,419,153
Retained earnings

                        677,872
Accumulated other comprehensive income

                          283,811
Other equity capital components

                                  -
Total equity capital

                     7,585,836
Total liabilities, minority interests and equity capital

                   90,400,980